                                                                EXHIBIT 10.5.a

                    THIS LEASE made the     day of October 1995, between 40
               MARCUS REALTY ASSOCIATES, hereinafter referred to as LANDLORD, and MANCHESTER EQUIPMENT CO., INC., herein jointly, severally and collectively referred to as TENANT.

                    WITNESSETH, that the Landlord hereby leases to the
               Tenant, and the Tenant hereby hires and takes from the Landlord the building and property known as 40 Marcus Boulevard, Happauge, New York, (as more particularly set forth on survey annexed hereby as Schedule "A") to be used and occupied by the Tenant for all uses permitted by the Building Code and Zoning Regulations of the Town of Smithtown, and for no other purpose, for a term to commence on November 1, 1995, and to end on October 31, 2005, unless sooner terminated as hereinafter provided, at the ANNUAL RENT as set forth in Paragraph 34 of the Rider to this Lease, all payable in equal monthly instalments in advance on the first day of each and every calendar month during said term, except the first instalment, which shall be paid upon the execution hereof.

                    THE TENANT JOINTLY AND SEVERALLY COVENANTS:

                    FIRST.--That the Tenant will pay the rent as above provided.


REPAIRS             SECOND.--That, throughout said term the Tenant
               will take good care of the demised premises, fixtures and
               appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give
ORDINANCES     prompt notice to the Landlord of any fire that may occur;
AND            execute and comply with all laws, rules, orders, ordinances and
VIOLATIONS     regulations at any time issued or in force (except those
               requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal,
               State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire
ENTRY          Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental
               authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the
INDEMNIFY      Landlord for and against any and all liability, penalties,
LANDLORD       damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice
               "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

MOVING              THIRD.--That the Tenant will not disfigure or deface any
INJURY         part of the building, or suffer the same to be done, except so
SURRENDER      far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not
               obstruct, or permit the obstruction of the street or the
               sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will
               increase the rate of fire insurance upon the building
               or any of its contents, or be liable to cause structural
               injury to said building; will not permit the
NEGATIVE       accumulation of waste or refuse matter, and will not, without
COVENANTS      the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and
OBSTRUCTION    the Tenant's employees, make any alterations in the demised
SIGNS          premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in
AIR            violation of any law or ordinance. That the Tenant will not
CONDITIONING   obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior consent of Landlord.



                    IT IS MUTUALLY COVENANTED AND AGREED, THAT

                    FOURTH.--If the demised premises shall be partially
               damaged by fire or other cause without the fault or neglect of
               Tenant, Tenant's servants, employees, agents, visitors or
               licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise reason of adjustment of insurance on the part of
FIRE CAUSE     Landlord and/or Tenant, and for reasonable delay on account of
               "labor troubles", or any other cause beyond Landlord's control.
               If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events
               Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty.
               Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect or Tenant the debris shall be removed by, and at the expense of, Tenant.

EMINENT             FIFTH.--If the whole or any part of the premises heeby
DOMAIN demised shall be taken or condemned by any competent authority for any public use of purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

LEASE NOT           SIXTH.--If, before the commencement of the term, the Tenant
IN EFFECT      be adjudicated a bankrupt, or make a "general assignment," or take the benefit of any insolvent act, or if a Receiver or
               Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the
               Tenant shall default in the performance of any agreement by the
               Tenant contained in any other lease to the Tenant by the
               Landlord or by any corporation of which an officer of the
               Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the
               Tenant nor anybody claiming under the Tenant shall be entitled to go in possession of the demised premises. If after the
               commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease, other than the
DEFAULTS       covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days'
               (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as full and completely as if that day were the date herein
               definitely fixed for the expiration of the term and the Tenant will then quit and surrender the surrender the demised premises
TEN DAY        to the Landlord, but the Tenant shall remain liable as
NOTICE         hereinafter provided.

REPOSSESSION               If the Tenant shall make default in the payment of
                      the rent hereunder, or any item of "additional rent"
                      herein mentioned or any part of either or in making any
                      other payment herein provided for, or if the notice last
                      above provided for shall have been given and if the
                      condition which was the basis of said notice shall exist
                      at the expiration of said ten days' period, the Landlord
                      may immediately, or at any time thereafter, re-enter the
                      demised premises and remove all persons and all or any
                      property therefrom, either by summary disposses
                      proceedings, or by any suitable action or proceeding law,
RE-LETTING            or by force  or otherwise, without being liable to
                      indictment, prosecution or damages therefor, and
                      re-possess and enjoy said premises together with all
                      additions, alterations and improvements. In any such
                      case or in the event that this lease be "terminated"
                      before the commencement of the term, as above provided,
                      the Landlord may either re-let the demised premises or
                      any part or parts thereof for the Landlord's own account,
                      or may, at the Landlord's option, re-let the demised
                      premises or any part or parts thereof as the agent of
                      the Tenant, and receive the rents thereof, applying the
                      same first to the payment of such expenses as the
                      Landlord may have incurred, and then to the fulfillment
                      of the covenants of the Tenant herein, and the balance,
                      if any, at the expiration of the term first above
                      provided for, shall be paid to the Tenant. Landlord may
                      rent the premises for a term extending beyond the term
WAIVER                hereby granted without releasing Tenant from any
BY TENANT             liability. In the event that the term of this lease
                      shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words
                      "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

                      In the event of a breach or threatened breach by the
                      Tenant of any of the covenants or provisions hereof, the
                      Landlord shall have the right of injunction and the right
REMEDIES ARE          to invoke any remedy allowed at law or in equity, as if
CUMULATIVE            re-entry, summary proceedings and other remedies were not
                      herein provided for.


                           SEVENTH.--If the tenant shall make default in the
                      performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without
                      notice, perform the same for the account of the Tenant. If
LANDLORD              a notice of mechanic's lien be filed against the demised
MAY                   premises or against premises of which the demised premises
PERFORM               are part, for, or purporting to be for, labor or material
                      alleged to have been furnished, or to be furnished to or
                      for the Tenant at the demised premises, and if the Tenant
                      shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or
                      discharge the same by deposit or by bonding proceedings,
                      and in the event of such deposit or bonding proceedings,
                      the Landlord may require the lienor to prosecute an
                      appropriate action to enforce the lienor's claim. In such
                      case, the Landlord may pay any judgment recovered on such
                      claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any
                      amount as to which the Tenant shall at any time be in
                      default for or in respect to the use of water, electric
                      current or sprinkler supervisory service, and any expense
                      incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision
                      hereof, or in defending any such action, shall be deemed
ADDITIONAL            to be "additional rent" for the demised premises, and
RENT                  shall be due and payable by the Tenant to the Landlord on
                      the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said
                      "additional rent" shall not be a waiver of any other
                      "additional rent" then due.

                           EIGHT.--The failure of the Landlord to insist, in
                      any one or more instances upon a strict performance of
AS TO                 any of the covenants of this lease, or to exercise any
WAIVERS               option herein contained, shall not be construed as a
                      waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

                           NINTH.--If this lease be assigned, or if the demised
                      premises or any part thereof be underlet or occupied by
                      anybody other than the Tenant the Landlord may collect
                      rent from the assignee, under-tenant or occupant, and
COLLECTION            apply the net amount collected to the rent herein
OF RENT               reserved, and no such collection shall be deemed a waiver
FROM OTHERS           of the covenant herein against assignment and
                      underletting, or the acceptance of the assignee, under-tenant or occupant as a tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.


                           TENTH.--This lease shall be subject and subordinate
                      at all times, to the lien of the mortgages now on the
                      demised premises, and to all advances made or hereafter
                      to be made upon the security thereof, and subject and
MORTGAGES             subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The
                      Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgage or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.


                           ELEVENTH.--All improvements made by the Tenant to or
                      upon the demised premises, except said trade fixtures,
                      shall when made, at once be deemed to be attached to the
                      freehold, and become the property of the Landlord, and at
IMPROVEMENTS          the end or other expiration of the term, shall be
                      surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

                           TWELFTH.--Any notice or demand which under the
                      terms of this lease or under any statute must or may be
NOTICES given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.


                           THIRTEENTH.--The landlord shall not be liable for any
                      failure of water supply or electrical current, sprinkler
                      damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by
NO LIABILITY          other tenants or persons in said building, or resulting
                      from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.


                      FOURTEENTH.--No diminution or abatement of rent, or other
                      compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or
NO                    improvements to the building or to its appliances, nor for
ABATEMENT             any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various
                      "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord.
                      No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.


                           FIFTEENTH.--The Landlord may prescribe and regulate
                      the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and
RULES, ETC.           regulate which elevator and entrances shall be used by
                      the Tenant's employees, and for the Tenant's shipping.
                      The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time, be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.


                           SIXTEENTH.--In the event that an excavation shall be
                      made for building or other purposes upon land adjacent to
                      the demised premises or shall be contemplated to be made,
                      the Tenant shall afford to the person or persons causing
                      or to cause such excavation, license to enter upon the
SHORING OF            demised premises for the purpose of doing such work as
WALLS                 said person or persons shall deem to be necessary to
                      preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.


                           SEVENTEENTH.--No vaults or space not within the
                      property line of the building are leased hereunder.
                      Landlord makes no representation as to the location of
VAULT SPACE           the property line of the building. Such vaults or space
                      as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.




                           EIGHTEENTH.--That during seven months prior to the
                      expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable
ENTRY hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease;
                      it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsiblity or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.



                      NINETEENTH.--The Landlord has made no representations or
 NO REPRE-            promises in respect to said building or to the demised
 SENTATIONS           premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.






                           TWENTIETH.--If the Tenant shall at any time be in
 ATTORNEY'S           default hereunder, and if the Landlord shall institute
 FEES                 an action or summary proceeding against the Tenant based
                      upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.





                      TWENTY-FIRST.--Landlord shall not be liable for failure to give possession of the premises upon commencement date by
POSSESSION            reason of the fact that premises are not ready for
                      occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.



                THE TENANT FURTHER COVENANTS:

 IF A FIRST             TWENTY-SECOND. -- If the demised premises or any part thereof consist of a store, or of a first floor, or
      FLOOR     of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

                        TWENTY-THIRD. -- If by reason of the conduct upon the demised premises of a business not herein permitted,
   INCREASED    or if by reason of the improper or careless conduct of any business upon or use of the demised premises, the fire
        FIRE    insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord,
   INSURANCE    as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which
        RATE    shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

                        TWENTY-FOURTH. -- If a separate water meter be installed for the demised premises, or any part thereof, the
 WATER RENT     Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees
      SEWER     of pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

   ELECTRIC             TWENTY-FIFTH. -- That the Tenant will purchase from the Landlord, if the Landlord shall so desire, all
    CURRENT     electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the
                Tenant.

                        TWENTY-SIXTH. -- If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the
 SPRINKLER      New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official
    SYSTEM      of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term
                $ ....................... toward the contract price for sprinkler supervisory service.

                                                              $00
                        TWENTY-SEVENTH. -- The sum of ........................................................... Dollars is
   SECURITY     deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and  conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

                        TWENTY-EIGHTH. -- This lease is granted and accepted on the especially understood and agreed condition
   NUISANCE     that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

                        TWENTY-NINTH. -- The Landlord hereby recognizes                                               as the broker
    BROKERS     who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant
COMMISSIONS     exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

                        THIRTIETH. -- The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any
     WINDOW     window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law)
   CLEANING     unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State  of New York are fully compiled with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the
                Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

   VALIDITY             THIRTY-FIRST. -- The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

  EXECUTION             THIRTY-SECOND. -- In order to avoid delay, this lease has been prepared and submitted to the Tenant for
 & DELIVERY     signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered
   OF LEASE     by the Landlord.

                        THIRTY-THIRD. -- The Tenant will keep clean and polished all metal, trim, marble and stonework which are a
EXTERIOR OF     part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the
   PREMISES     Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

                        THIRTY-FOURTH. -- The Landlord shall replace at the expense of the Tenant any and all broken glass in the
PLATE GLASS     skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

                        THIRTY-FIFTH. -- This lease and the obligation of Tenant to pay rent hereunder and perform all of the other
        WAR     covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or
  EMERGENCY     excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                THE LANDLORD COVENANTS

      QUIET                 FIRST. -- That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and
 POSSESSION     performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

   ELEVATOR

       HEAT



                                AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

                                IN WITNESS WHEREOF, the Landlord and Tenant have respectively signed and sealed these presents the day and year first above written.



                                                                        40 Marcus Realty Associates

                                                                         By: /s/ Michael Bivona                         [L. S.]
                                                                             ------------------------------------------ Landlord


IN PRESENCE OF:

/s/ VERONICA T. LASKOWSKI
-------------------------------------------------------                 Manchester Equipment Co., Inc.

                                                                        By: /s/ BARRY STEINBERG                         [L. S.]
-------------------------------------------------------                     ------------------------------------------- Tenant
                                                                            Barry Steinberg, President

State of New York, County of _____________________  ss:_____________________

       On the ______ day of ________________ 19__, before me personally came ___________________________________________________________________________,
to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________________________________________;
that he is __________________________________ of __________________________,
the corporation described in and which executed the within instrument;
that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.





State of New York, County of _____________________  ss:_____________________

       On the ______ day of ________________ 19__, before me personally came ___________________________________________________________________________,
to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________________________________________;
that he is __________________________________ of __________________________,
the corporation described in and which executed the within instrument;
that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.





State of New York, County of _____________________  ss:_____________________

       On the ______ day of ________________ 19__, before me personally came ___________________________________________________________________________,
to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged that he executed the same.





State of New York, County of _____________________  ss:_____________________

       On the ______ day of ________________ 19__, before me personally came ___________________________________________________________________________,
subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say, that he resided, at the time of the execution of said instrument, and still resides, in ________________________________________________________________________;
that he is and then was acquainted with __________________________________, and knew _________________________ to be ___________________________ the
individual described in and who executed the foregoing instrument; and that he, said subscribing witness, was present and saw _______________________________ execute the same; and that he, said witness, thereupon at the same time subscribed his name as witness thereto.




BUILDING_________________________________________

PREMISES_________________________________________





                                Landlord


                        to



                                Tenant


               __________________________________________________

                                     LEASE
               __________________________________________________



                                    GUARANTY


        In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease, Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

        Dated, _______________________________ 19__

                                               __________________________ L.S.

STATE OF ____________________ COUNTY OF______________ ss:_____________________

        On this ________________________ day of _____________________, 19__,

before me personally appeared ______________________________________________
to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

        RIDER TO LEASE dated              ,1995 between 40 MARCUS REALTY
ASSOCIATES, as Landlord, and MANCHESTER EQUIPMENT CO., INC., as Tenant.

        1. Anything herein, to the contrary notwithstanding, Tenants shall, at Tenants' own cost and expense, secure and pay for all interior repairs, replacements, utilities, maintenance and services required by Tenants or for preservation of the demised premises, including, but not limited to: gas, electricity, telephone, light, janitorial services, plumbing, wiring, carpentry, mechanical, plate glass, electrical, air-conditioning, store front, painting, decorating and maintenance services, heat, fuel, garbage and waste disposal, snow removal, water, hot water and sewer rent. Any fees or deposits for permits or licenses for machinery, meters, signs or any other equipment or usage, shall be made, secured, and/or paid for by Tenants at Tenants' own cost and expense. Except as expressly provided in this Lease, Landlord shall have no obligation to furnish or perform interior repairs, maintenance or services; provided however, that Landlord shall be responsible for so-called "structural" repairs, defined as exterior walls, structural members and foundation. As designated in the within paragraph, "utilities" refers solely to those utilities consumed by the within Tenant; i.e. the within Tenant shall have no responsibility for the utilities consumed by other Tenants in the building in which the demised premises are located.

        2. Anything herein to the contrary notwithstanding, Tenants are hereby given permission to erect any sign or signs in and about the demised premises at Tenant's own cost and expense, provided: (a) Any such sign shall comply with all rules and regulations of any governmental authority having jurisdiction thereof;
(b) Said sign or signs shall be installed without damage to Landlord's building including signs on each exterior wall; (c) Upon the removal of any such signs, all damage occasioned thereby shall be repaired by Tenants at Tenants' own cost and expense.

        3. Tenants shall secure, pay for and maintain during the term of this Lease, a policy of general liability insurance, (having limits:
$1,000,000/2,000,000 for bodily injury; $100,000 for property damage) from a financially responsible insurer licensed to do business in the State of New York; which said policy shall name as protected, the Tenants and Landlord as the fee owner, as their respective interests shall appear, and any other parties designated by Tenants, and shall contain a waiver of subrogation as against the Landlord as fee owner. Tenants shall deliver to the Landlord a certificate of such insurance policy on or before the beginning of the term of this Lease. In any such policy, the bodily injury coverage shall be written on an "Occurrence" basis and shall include personal injury coverage; and shall also provide that no modification, termination or cancellation thereof shall be effective until after ten (10) days prior written notice has been given to Landlord by the insurance carrier, to be forwarded by Certified or Registered Mail, Return Receipt Requested. In the event of the failure of the Tenant

                                      {1}
to secure, maintain and pay for such policy and to provide a certificate thereof to Landlord, Landlord may, in Landlord's sole discretion, order such policy and the premium cost thereof shall be due from Tenant as additional rent hereunder or Landlord may elect to treat such failure as a default hereunder, in which case, Tenant agrees such default is a material default of the Lease.

        4. Tenant, at its cost, shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements to the extent of at least eighty [80%] percent of full replacement value as to the demised structure and its environs, defined as follows: $850,000.00. The insurance policy shall be issued in the name of Landlord, Tenant and Landlord's lender, if any, now or in the future, as their interests appear. The insurance policy shall provide that any proceeds shall be made payable to the Landlord or Landlord's lender, as Landlord may designate. The Tenant agrees to assign and deliver at the commencement of this Lease said insurance policy to the Landlord and the said policy and renewal thereof shall be held by said Landlord. In the event the Tenants do not pay the premiums as they fall due on said policy, Landlord shall have the option of paying said premiums on behalf of Tenants, and adding the cost thereof to the next month's rent due Landlord under the terms of this Lease as additional rent and to collect same as "additional rent".

        The foregoing insurance policy shall provide that no modification, termination or cancellation thereof shall be effective until after thirty [30] days prior written notice has been given to the Landlord by the insurance carrier, certified mail, return receipt.

        If any extraordinary or excessive insurance premium cost is charged to Landlord as the result of the nature of Tenant's business, or its use and occupancy of the demised premises or an installation, condition or alteration made or maintained by Tenant therein, the full cost of such excess premium or extraordinary charge shall be borne by and paid by Tenant. The finding or "make-up" of rate established by the New York Fire Rating Organization [or such other agency having jurisdiction and responsibility for rating the building for insurance purposes] shall be admissible as evidence in any action and proceeding and shall be deemed conclusive evidence of the facts therein stated and of the items and charges then applicable to the building and the demised premises located therein. The total costs of insurance and the totality of coverage shall not exceed that which is reasonable and customary.

        5. The Tenants agree to indemnify the Landlord, as fee owner, and the respective officers, directors, agents, servants and employees thereof against and to defend, save and hold them harmless of and from, any and all liability, cost and damage for or arising by reason of any and all claims, suits or causes of action for bodily injury, personal injury, death or property damage to any and all persons in any manner caused

                                      {2}
by acts, negligence or omissions of, or any condition created, caused, permitted or suffered by, the Tenants, its officers, directors, agents, servants, and employees.

        6. Except for injury, loss or damage occasioned directly and specifically as the result of the Landlord's negligence, the Landlord shall not be liable or responsible to the Tenants for the safekeeping of any goods or other property of the Tenant, nor for injury to any person or persons or any damage to or loss of merchandise or other property of the Tenants occasioned by theft, fire, water, power failure, accident or the bursting, leaking or running in the demised premises of any plumbing, heating, electrical apparatus, gas, steam or pipes of any nature, or from any other cause whatsoever; and except for injury, loss or damage due to Landlord's negligence, anything herein to the contrary notwithstanding, the Tenant, for itself and its insurers, releases Landlord of and from any and all such liability and responsibility.

        7. It is understood and agreed that under any and all circumstances, the liability of the Landlord shall not be personal and whenever Tenants, their agents, servants or employees seek or recover any money judgment or other award of damages against the Landlord from any Court, administrative body or tribunal of competent jurisdiction, that satisfaction thereof shall be solely and expressly limited to levy of execution against and collection out of the interest of the Landlord in and to the demised premises and/or the land and building of which the demised premises forms a part, and the Tenants for themselves, their agents, servant and employees, heirs, successors and assigns, expressly and specifically relinquishes, waives and releases any and all rights to seek, secure, recover or collect any portion of such judgment, damages or award against or from the Landlord personally or from any other property, assets or estate of the Landlord, its heirs, successors, officers, directors, shareholders, legal representatives, agents, servant, employees or assigns.

        8. In lieu of the Landlord not requiring the Tenant to maintain a policy of plate glass insurance, it is specifically agreed that the Tenant shall be solely responsible for the replacement of any and all plate glass damage at the Tenant's cost and expense. In the event the Tenant fails to replace and or repair plate glass within a reasonable time after damage thereto, the Landlord shall have the right to repair said plate glass damage, and in such event, the landlord is hereby authorized to add the cost of such repair to any regular installment of rent thereafter becoming due, as additional rent.

         9. Tenants shall bear and pay to the Landlord as additional rent during each Lease year, the cost to Landlord of the following:

                  A. Commencing with the rental due November 1, 1995, the fixed annual rent hereinbefore set forth for each fiscal year of this Lease (hereinafter a "lease year") shall be increased by additional rental in an amount equal to one hundred [100%] percent of the amount expended for taxes, [as hereinafter defined], in such Lease year.

                                      {3}

                  FOR INFORMATION PURPOSES ONLY: The 1994/95 tax bill for the demised premises is in the amount of $31,515.48.

        Such additional rental shall be paid by the Tenants within fifteen (15) days after the Landlord shall have served upon Tenants a written statement thereof. The Tenants or their authorized representative shall have the right to inspect the books of the Landlord during its regular business hours for the purpose of verifying the information set forth in the statement submitted by the Landlord pursuant to this paragraph provided that written request for such inspection shall be made by the Tenants within ten (10) days after the receipt of such statement. For purposes of this paragraph, the term "Taxes" means real estate taxes, transfer taxes, vault charges and other governmental taxes or charges, special, ordinary or extraordinary, foreseen or unforeseen (but not income, franchise, inheritance or capital stock taxes) which may now or hereafter be levied or assessed against the lands and buildings of which the demised premises form a part thereof. In the event the tax year does not correspond with a Lease year, equitable proration shall be made in determining the amount expended in respect of such period.

        (a) Every "lease year" during the term hereof shall be for a period of twelve (12) full calendar months, except that the last Lease year shall terminate on the date this Lease expires or is otherwise terminated.

        (b) In the event that as the result of changes in the laws, enabling statutes or other code, rules or regulations, including but not limited to the Internal Revenue Code, taxes or other levies or assessments against gross rental income shall be substituted in whole or in part for any real property taxes or assessments presently applicable to real property, then and to the extent that such taxes shall be and constitute a substitute for the real property taxes against the premises of which the demised premises forms a part, such substitute tax or assessment shall be included in and considered part of the real property taxes for the purposes of calculating the portion thereof to be paid by Tenants as additional rent hereunder.

         10. A. The amount of all such additional rent shall be due and payable with the next regular monthly installment of rent following the submission to Tenants of a bill, together with the calculation of additional rent due, therefor by Landlord.

         B. A copy of the official tax bill, insurance premium bill or other statement or invoice for a charge or expense to Landlord shall be deemed sufficient and

                                      {4}
conclusive evidence of the amount of such charge or expense, a percentage of which is payable by Tenant to Landlord as additional rent.

        C. If any extraordinary or excessive insurance premium cost is charged to Landlord as the result of the nature of Tenant's business, or its use and occupancy of the demised premises or an installation, condition or alteration made or maintained by Tenant therein, the full cost of such excess premium or extraordinary charge shall be borne by and paid by Tenants. The finding or "make-up" of rate established by the New York Fire Rating Organization (or such other agency having jurisdiction and responsibility for rating the building for insurance purposes) shall be admissible as evidence in any action and proceeding and shall be deemed conclusive evidence of the facts therein stated and of the items and charges then applicable to the building and the demised premises located therein. The total costs of insurance and the totality of coverage shall not exceed that which is reasonable and customary.

        D. The portion of the Landlord's costs or charges payable as additional rent by Tenants shall be apportioned on the basis that the first Lease year, the last Lease year or any Lease year does not coincide with the fiscal year to which any such charge is applicable.

        11. It is specifically agreed that in the event of the default by Tenants in the performance of this Lease or the payment when due of any installment of rent or additional rent or any other sum due under this Lease, the Landlord is expressly authorized, empowered, directed and entitled to use, apply or retain as Landlord's sole property that portion or all of the security deposited by Tenants on the signing of this Lease to the extent necessary to cure such default or to reimburse Landlord for any sum which he may expend or be required to expend by reason of Tenant's default. All or any portion of the said security deposit thus used or applied by Landlord shall be made up and redeposited by Tenants forthwith on demand to the original amount of the security deposit required under this Lease. The security deposit to be made hereunder and any additions thereto, shall be deposited by the Landlord in a separate interest bearing savings account, and all interest accruing thereon shall be deemed as additional security, and held by the Landlord pursuant to the security provisions of the within Lease.

        12. Tenants agree that if Landlord shall pay or be compelled to pay a sum of money or to perform any act that requires the payment of money, by reason of the failure of the Tenant to keep, observe, or perform any of the terms, covenants and provisions herein contained to be kept, observed or performed by the Tenants, other than the payment of rent, then and in such event, the sum or sums so paid by the Landlord shall, upon Landlord's demand, be paid by Tenants to Landlord as additional rent, with interest thereon at the maximum rate of interest allowable on the date of such

                                      {5}
demand, together with the installment of the monthly base rent next due from date of said demand.

        13. Any and all notices, consents and other communications which either party may desire or be required to give to the other shall be in writing and, except as otherwise herein specifically provided, shall be sent by Certified Mail, Return Receipt Requested, addressed to the party for whom intended at the address first herein above set forth or at such other address as such party may designate for such purpose by notice duly given to the other. All such notices shall be deemed to have been duly given on the third business day following the date of the deposit thereof, securely enclosed in a postpaid wrapper addressed as above, in an official depository maintained for mailing purposes by the U. S. Post Office Department (or its successor postal agency).

        14. If any term, condition or provision of the printed portion of this Lease shall be inconsistent with a provision of this Rider, then the inconsistent portions of the printed Lease form shall be deemed superseded by the provisions set forth in this Rider. Wherever appropriate for good usage or meaningful interpretation, terms expressed in the neuter, masculine or feminine gender shall be deemed interchangeable, as shall terms expressed in the singular or plural be deemed interchangeable.

        15. In the event that any payment provided to be made hereunder shall become overdue in excess of ten (10) days as additional rent, Tenant shall pay to the Landlord a late charge of five (.05) cents for each dollar so overdue to compensate Landlord for expenses incurred in handling such delinquent payment or payments. The charges hereunder shall be due and owing regardless of application of security pursuant to paragraph "10".

        16. On the written request of either party, the Landlord and the Tenants each covenant and agree to execute, seal, acknowledge and deliver unto the other, within ten (10) days of written request, a certificate attesting: (a) Whether this Lease is current and in full and continuing force and effect; (b) Whether there are any defaults, arrears, set-offs, claims, counter-claims or defenses to or against the full enforcement of any of the terms, covenants and conditions to be paid and performed hereunder; (c) To the amount of the rent then being paid and the dates of the commencement and expiration of the term hereof; (d) To the period for which and the amount of the rent which has then been prepaid; and (e) Whether the other party has fully performed all obligations on its part to be performed.

        17. It is specifically understood and agreed that any item required to be paid by Tenants, including additional rent or payments for defaults, shall be deemed rent, and upon the failure of Tenants to pay the same when due, it shall be deemed equivalent

                                      {6}
to a default in the payment of rent and shall entitle Landlord to invoke any and all remedies as in the case of non-payment of rent.

         18. In any case where Landlord brings any action or summary proceeding for any default of the Tenants hereunder, whether for the non-payment of rent or additional rent or any other default, Landlord shall be entitled to reasonable attorney's fees if successful; plus filing fees, sheriff's fees, if any, for any one action or proceeding. Parties each waive trial by jury in any summary proceeding.

         19. The Tenants shall have the right to contest any real estate tax, special assessments or other governmental charges levied against the real property of which the demised premises are a part, by writ of certiorari, or otherwise, in the same manner as provided by law for the owner of the property to contest the same upon condition that the Tenants shall pay, immediately upon billing, such real estate taxes, special assessments or other government charges (looking to the taxing authorities for a refund thereafter), and upon the further condition that the cost of such proceeding shall be borne solely by the Tenants and the Tenants shall hold the Landlord free and harmless from any cost, penalties, interest, damages or other liability otherwise incurred as the result thereof. Landlord shall, at Tenant's request, execute such documents as are reasonably necessary to carry out the foregoing. in the event the Tenant should be successful in contesting as aforesaid, the result of which creates a refund to the landlord, the following shall apply:

         Upon receipt by the Landlord of such refund, the Landlord shall return to the Tenant the costs and expenses incurred by the Tenant in obtaining such refund. The Tenants shall have a similar right to contest insurance costs and any other costs charged pursuant to paragraphs "8" and "9".

         20. Ceiling lighting fixtures shall not be deemed trade fixtures, and upon installation, the same shall become, be and remain Landlord's sole property. All light bulbs, tubes, ballasts, starters, switches, lenses and grills for such ceiling fixtures, and the servicing and maintenance thereof shall at all times be solely the obligation of Tenant.

         21. A. Tenant covenants and agrees that it will occupy the entire demised premises, and will conduct its business in the regular and usual manner, throughout the term of this Lease. Tenants acknowledge that Landlord is executing this Lease in reliance upon these covenants, and that these covenants are a material element of consideration inducing the Landlord to execute this Lease. Tenant further agrees that if it vacates the demised premises or fails to so conduct its business therein, at any time during the term of this Lease, without the prior written consent of the Landlord, then all

                                      {7}
rent and additional rent reserved in this Lease from the date of such breach to the expiration date of this Lease. shall become immediately due and payable to Landlord.

        B. The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in subdivision (a) hereof will be substantial and will be greater than the rent payable for the balance of the term of this Lease, and will be impossible of ascertainment. The parties, therefore, agree as follows;

                1. In the event of a breach or threatened breach of the said covenants, in addition to all of Landlord's other rights and remedies, at law or in equity or otherwise, Landlord shall have the right of injunction to preserve Tenant's occupancy and use. The words "become vacant or deserted" as used elsewhere in this Lease shall include Tenant's failure to occupy or use as by this Article required.

                2. If Tenants breach either of the covenants in subdivision (a) above, and this Lease be terminated because of such default, then, anything in this Lease as to the contrary notwithstanding:

                            (a) Landlord shall have the right to re-enter the
demised premises, and to alter, reconstruct and rent all or any part of the premises, at any rental to which Landlord shall agree, for any portion of or beyond the original term of this Lease.

                            (b) Any income received by Landlord on any such
re-rental shall be the property of the Landlord alone, as compensation for the expenses in connection with the preparation and re-renting of the demised space, and, together with the rents and additional rents payable as aforesaid, as liquidated damages for the breach of Tenants, which damages cannot be computed, as aforesaid. Tenants shall have no right to any portion of such income.

        22. In any action or summary proceeding brought by Landlord against Tenants under this Lease (or any renewal, extension, holdover or modification thereof), for non-payment of rent or additional rent, the Tenant hereby waives the right to interpose, and expressly covenants and agrees not to interpose, any counterclaim or set-off of whatever nature or description. The foregoing, however, shall not be deemed or constitute a waiver of the Tenant's right to commence and prosecute a separate action against Landlord on a bona-fide claim.

        23. Every "Lease Year" during the term hereof shall be for a period of twelve (12) full calendar months, except that the last Lease year shall terminate on the date this Lease expires or is otherwise terminated.

                                      {8}

        24. The fixed annual rent hereinafter provided is intended to be and shall be absolutely net to Landlord. It is the intention of the parties hereto that all expenses, costs and obligations of the parties hereto, all expenses, costs and obligations of every kind and nature whatsoever relating to the demised premises, (with the exception of the base real estate taxes and structural repairs as defined herein), shall be paid by Tenants either directly or as additional rent so that this Lease shall yield to Landlord the net fixed annual rent specified during the term of this Lease.

        25. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        26. Tenants agree not to allow or permit during the demised term, any mechanic's or other lien for work, labor and services and/or materials furnished or otherwise to attach to and become a lien upon the premises as a result of any work done by or on behalf of Tenants. If such lien shall so attach, Tenants shall within thirty (30) days after notice thereof, either pay or satisfy the same or procure the discharge thereof of record in such manner as may be permitted or provided by law. Should Tenants fail or refuse to discharge any such lien within the period herein provided, then Landlord is hereby authorized to add the amount of the said lien to any regular installment of rent thereafter becoming due as additional rent.

        27. During the entire term of this Lease, the Tenants shall be required to keep in full force and effect all necessary Certificates of Occupancy for the purposes for which the demised premises are rented, permits and other approvals or consents required by any governmental authority having jurisdiction over the business conducted by the Tenants as set forth in the purpose clause of this Lease. The Landlord represents that the present zoning of the demised premises is "C8".

        28. Should any conflict in language or interpretation occur between the printed provisions of this Lease, the parties agree that the provisions in the Rider shall prevail. All reference to paragraphs as set forth in the Rider shall refer to paragraphs so indicated in the Rider and not to paragraphs in the printed portion of this Lease, unless so designated or unless the context of the Rider is intended to designate the printed portion of this Lease.

         29. This Lease contains all of the agreements and understandings of the parties and cannot be amended or modified except by a written agreement.

                                      {9}

         30. The unenforceability, invalidity or illegality of any provision of the Lease shall not render the other provisions unenforceable, invalid or illegal.

         31. This Lease shall not be recorded. No Memorandum shall be recorded without the express written consent of the Landlord.

         32. Tenants covenant that the demised premises will not be used so as to interfere with other Tenants in the same building.

         33. In the event the Tenants do not vacate the premises upon the expiration date of this Lease, then and in that event, the Tenants shall remain as month to month Tenants at a monthly rental 100% greater than the last monthly rental paid during the term of the Lease. Nothing herein shall grant the Tenants a right to holdover after the expiration of the Lease term.

         34. The annual base rent for the years of the term of the within Lease shall be as follows:

                                     Annual

Nov. 1, 1995 to Oct. 31, 1996     $288,000.00 - monthly $24,000.00,
Nov. 1, 1996 to Oct. 31, 1997     $302,400.00 - monthly $25,200.00,
Nov. 1, 1997 to Oct. 31, 1998     $317,520.00 - monthly $26,460.00,
Nov. 1, 1998 to Oct. 31, 1999     $333,396.00 - monthly $27,783.00,
Nov. 1, 1999 to Oct. 31, 2000     $350,065.80 - monthly $29,172.83,
Nov. 1, 2000 to Oct. 31, 2001     $367,569.09 - monthly $30,630.76,
Nov. 1, 2001 to Oct. 31, 2002     $385,947.54 - monthly $32,162.29,
Nov. 1, 2002 to Oct. 31, 2003     $405,244.91 - monthly $33,770.41,
Nov. 1, 2003 to Oct. 31, 2004     $425,507.15 - monthly $35,458.93,
Nov. 1, 2004 to Oct. 31, 2005     $446,782.50 - monthly $37,231.87.


        35. Notwithstanding any provision of the within Lease to the contrary, written consent of the Landlord to an assignment of the within Lease, and/or sub-Lease of a portion of the demised premises, shall be required. The Landlord shall not unreasonably withhold its consent to such assignment or sub-Lease provided the then Tenant has complied with the following terms and conditions:

                  (a) The within Tenants shall not be in default as to any of the terms and conditions of the within Lease, and the Lease shall be in full force and effect.

                  (b) The within Tenants shall notify the Landlord of the proposed assignment, or sub-Lease, which notice shall be forwarded to the Landlord by Certified

                                      {10}

Mail, Return Receipt. Said notice shall be mailed to the Landlord no less than thirty (30) days prior to the proposed assignment or sub-Lease. Said notice shall contain the name and address of the proposed assignee or sub-lessee, and if said assignee or sub-lessee is a corporation, the name of the principal of said corporation, the date of the proposed assignment or sub-Lease, and the proposed use of the premises by the assignee.

        (c) The use of the demised premises by the proposed assignee or sub-lessee shall be substantially similar to the Tenant's use and purpose provided for in the within Lease.

        (d) The assignment of Lease or sub-Lease shall be delivered to the Landlord accompanied by an Assumption Agreement, if an assignment, both in proper form for recording, said delivery to the Landlord to be mailed Certified mail, Return Receipt, within one (1) week of such assignment.

        (e) Such assignment or sub-Lease shall in no manner discharge the Tenant or any subsequent Tenants herein from any liability or obligation whatsoever created by the within Lease, and such liability and obligation shall continue for the remainder of the within Lease.

        (f) If Tenants are a corporation, any dissolution, merger, consolidation or reorganization of Tenant or the sale or other transfer of fifty (50%) percent or more of the capital stock of the Tenant shall be deemed an assignment under the terms of this paragraph subject to all of the terms and conditions specified herein; provided, however, that transfers of capital stock of the Tenant between presently existing shareholders of the Tenant, or transfers of capital stock to members of the immediate family of the present shareholders of the Tenant, shall not be deemed an assignment pursuant to the terms of the within paragraph.

        (g) If the Tenants are a corporation, or this Lease is subsequently assigned to a corporation, the Tenant shall furnish the Landlord with a true copy of a resolution duly adopted by the board of directors of such corporation authorizing the corporation to enter into this Lease.

        (h) The Tenants shall be responsible for the payment of reasonable attorney's fees to the Landlord's attorney for review of all documents and the preparation of any additional documents, if necessary, which attorney's fees will not exceed $750.00, plus any and all disbursements incurred.

        (i) That simultaneously with said assignment there shall be paid to the Landlord, as additional security, a sum equal to two (2) months of the then applicable rent, and same shall be held by the Landlord pursuant to the same terms as the security

                                      {11}
recited herein in Lease paragraph "27". This provision shall apply to each and every assignment or sub-Lease of the within Lease.

        36. Defaults and remedies. A. If (1) Tenants default in the payment of any rent or any additional rent and such default continues for five (5) days after written notice from Landlord or its agent or (2) Tenant defaults in fulfilling any of the covenant or agreements or any rules or regulations of this Lease on its part to be kept or performed and such default is not made good within ten (10) days after written notice from Landlord or its agent, or within such additional time as Tenant may be prevented from making good the default as is caused by delays attributable to strikes, labor troubles, acts of God, governmental prohibitions and similar causes beyond Tenant's control, or (3) If this Lease is transferred to or devolve upon any person or corporation other than Tenant, except as may be specifically permitted by this Lease, or if this Lease is mortgaged or assigned without the written consent of the Landlord, then and in any of such events mentioned in this subparagraph "A" the term thereof, shall thereupon ipso facto expire and come to an end as if such expiration was so fixed by the terms of this Lease on the fifth (5th) or tenth (10th) day of such default as mentioned in (1) and (2) above and upon the occurrence mentioned in (3) above and Landlord may re-enter upon the demised premises either with or without process of law and remove all persons therefrom and Tenant shall quit and surrender the same to Landlord and Tenants shall remain liable as hereinafter provided. In the event Tenants shall fail, neglect or refuse to quit and surrender the demised premises upon receipt of notice from Landlord declaring the term hereof at an end, then Landlord may commence a summary proceeding to remove Tenant from the premises as a holdover. If pursuant to (2) the default is of such a nature that it cannot be cured within ten (10) days, if Tenant commences to cure such default within ten (10) days and proceeds diligently to remedy such default, the Landlord shall not have the right to terminate this Lease.

        B. If Tenants shall abandon the demised premises or if the premises become and remain vacant or deserted for a period of fifteen (15) days, or if the term of this Lease shall expire as hereinabove provided, or if Tenant fails to take possession of the demised premises within forty-five (45) days after commencement of the term of this Lease, Landlord may re-enter the demised premises and remove Tenant or its legal representatives or other occupant by summary proceedings or otherwise and Tenant hereby waives the service of notice of intention or to institute legal proceedings to that end.

        C. In case of any re-entry, expiration and/or dispossess by summary proceedings or otherwise, the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys fees, brokerage and/or putting the demised premises in good order, or for preparing the same for re-rental; Landlord may relet the premises or any part or parts thereof either in the name of Landlord or

                                      {12}
otherwise, for a term or terms which may at the Landlord's option be less than or exceed the period which may otherwise have constituted the balance of the term of this Lease and may grant reasonable concessions, or free rent; and Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, and deficiency between all rent or additional rent hereby reserved and/or covenanted to be paid, with percentage rental computed for the balance of the term for the purpose of this article at the average annual percentage rent for the two (2) full Lease years preceding the default or re-entry and the net amount, if any, of the rents collected on account of the Lease of the demised premises, for each month of the period which would otherwise have constituted the balance of the terms of this Lease. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with reletting, such as reasonable legal expenses, attorneys fees, brokerage and for keeping the demised premises in good order or for preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent days specified in this Lease. Any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at Landlord's option may make such alterations, repairs, replacements and/or decorations in the demised premises; and the making of such alterations, repairs, replacement and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall not be liable for failure to relet the demised premises. The words "re-enter" or "re-entry" as used in this Lease shall not be restricted to their technical legal meaning. Any rents or other income received by Landlord on any such re-rental shall be the property of Landlord alone and Tenant shall have no right to any portion of such income. In the event that the Tenant is successful in any proceeding brought pursuant to the provisions hereof, it shall be entitled to its reasonable legal fees.

        D. In the event of a breach or threatened breach by Tenants of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenants hereby expressly waive any and all rights of redemption granted by order or any present or future laws in the event of Tenants being evicted or dispossessed, or in the event of Landlord obtaining possession of the demised premises by reason of Tenant's violation of the provisions of this Lease. Tenants further waive the provisions of Section 749, Subparagraph 3 of the Real Property Actions and Proceedings Law and any successor statute thereto.

         E. In the event Tenants shall default in the payment of any rent or additional rent as above provided, and such default shall continue for ten (10) days after written

                                      {13}
notice from Landlord, or its agent and not be made good within said ten (10) day period, then and in such event, Landlord may, at its election, and in addition to any other remedy herein afforded, declare this term at an end and accelerate the rent due for the entire Lease period. In such event, the balance of the minimum rent reserved from the date of such default until the last day of the Lease period, shall thereupon be forthwith due and payable. Failure by Landlord to relet the premises shall not be deemed an offset or defense to recovery of the aforesaid minimum rent due for the balance of the term accelerated by reason of Tenant's default above mentioned. Landlord shall be required to give the notice provisions contained in paragraph "12" hereof.

        F. If Tenants shall default in the performance of any provision, covenant or condition on its part to be performed under this Lease, Landlord may, at its option, perform the same for the account and at the expense of Tenants. If Landlord at any time shall be compelled to pay or elected to pay any sum of money by reason of the failure of the Tenant to comply with any provision of this Lease, or if Landlord incurs any expense, including reasonable attorney's fees in prosecuting or defending any action or proceeding by reason of any default of Tenant under this Lease, the sums so paid by Landlord with legal interest, costs, and damages shall be due from and be paid by Tenant to Landlord on demand. All such sums, including all payments required to be made by Tenants of any kind under this Lease, shall be deemed additional rent and Landlord shall have all remedies for the collection thereof that Landlord may have for non-payment of minimum rent. In the event that the Tenants are successful in any proceedings brought pursuant to the provisions hereof, it shall be entitled to its reasonable legal fees and costs.

        37. The Tenants represent, warrant and declare that they have been afforded the opportunity to make exterior and interior inspection of the premises which are the subject of this Lease, that they have either made such inspection of the said premises, or has caused such inspection of the said premises to be made, and the Tenants distinctly understand that the premises are being leased in their present condition and state of repair, and tenants agree that at the time of closing Tenants will accept the premises in their present condition and state of repair.

        38. Prior to the commencement of any alterations contemplated by the Tenants during the term of this Lease, the Tenants shall furnish written plans and specifications therefor to the Landlord and obtain the Landlord's written consent thereto, which consent will not be unreasonably withheld.

                  (a) The Tenants will apply for and obtain any and all permits therefor as same may be required by any municipal agency or authority having jurisdiction, prior to the commencement of such alterations, and will apply for and secure any and all requisite certificates of occupancy or certificates of completion therefor.

                                      {14}

                  (b) The Landlord and Tenant acknowledge that the Tenant contemplates causing extensive alterations and renovations to the demised premises, at the Tenants' sole cost and expense.

                  The Tenant shall notify the Landlord upon the completion of the foregoing alterations and renovations. Upon inspection by the Landlord that same have been performed in a workmanlike and satisfactory manner, and of all requisite permits, completion certificates and/or Certificates of Occupancy, are to be furnished to the Landlord.

        39. Tenant represents and warrants that Tenant did not consult with any broker with regard to this transaction, and the Tenant agrees to indemnify and save harmless the Landlord of any and all liability, expense, loss, cost or damage that may arise by reason of any brokerage claims or demands by reason of Tenant's acts, and makes this covenant as an express inducement to the Landlord, intending that Landlord shall rely thereon entering into this Lease. This covenant and representation is irrevocable, and shall survive the execution of the within Lease.

        40. If any provision of this Rider shall be in conflict with any provision of the printed form of this lease, the provisions of this Rider shall control.

In the Presence of:              40 Marcus Realty Associates,


                                 BY: /s/ MICHAEL BIVONA
                                     ---------------------------------------
/s/ Veronica T. Boskowski                                , Landlord
-------------------------

                                 Manchester Equipment Co., Inc.

                                 BY: /s/  BARRY STEINBERG
                                     ---------------------------------------
                                          Barry Steinberg, Tenant


                                      {15}

        Modification of Lease dated October 1995, between 40 Marcus Realty Associates, as Landlord, and Manchester Equipment Co., Inc., as Tenant.
Re: Premises at 40 Marcus Boulevard, Hauppauge, New York 11788.

-------------------------------------------------------------------------------

        The Landlord and Tenant hereby agree to modify the terms and conditions of the Lease as follows:

                1. Anything to the contrary notwithstanding commencing October 1, 1996, the rents shall be adjusted and modified in accordance with the following provisions:

                    Rider Paragraph 34 of the original Lease shall be deleted and in place and stead thereof the following provisions shall apply:

        34. The base rent for the described periods of the term of the within Lease shall be as follows:

                                        Period          Monthly
                                        ------          -------
        Nov. 1, 1995 to July 31, 1996   $218,000.00     $24,000.00
        Aug. 1, 1996 to Oct. 31, 1996   $ 42,583.76     $14,197.92
        Nov. 1, 1996 to Oct. 31, 1997   $175,486.23     $14,623.85
        Nov. 1, 1997 to Oct. 31, 1998   $180,750.81     $15,062.54
        Nov. 1, 1998 to Oct. 31, 1999   $186,173.92     $15,514.44
        Nov. 1, 1999 to Oct. 31, 2000   $191,758.51     $15,970.87
        Nov. 1, 2000 to Oct. 31, 2001   $197,511.25     $16,459.27
        Nov. 1, 2001 to Oct. 31, 2002   $203,436.48     $16,353.04
        Nov. 1, 2002 to Oct. 31, 2003   $209,539.66     $17,461.63
        Nov. 1, 2003 to Oct. 31, 2004   $215,825.84     $17,985.48
        Nov. 1, 2004 to Oct. 31, 2005   $222,300.50     $18,525.00

        2. This Modification is conditional and shall take effect only upon the Tenant successfully completing the Public Offering of its shares now contemplated. In the event the Public Offering of shares now contemplated is not concluded on or before January 1, 1997, then, unless said date is extended by written agreement of the parties, this Modification shall be null and void, and the Lease shall be enforceable as originally written.

        DATED: OCT. 2, 1996


                                        40 Marcus Realty Associates


                                        by:  /s/ BARRY STEINBERG
                                           ------------------------------
                                                    Landlord


                                        Manchester Equipment Co., Inc.


                                        by:  /s/ JOEL STEMPLE - V.P.
                                           -------------------------------
                                                     Tenant